                             GOVERNMENT INCOME FUND

                                    GRADISON

                                 ANNUAL REPORT

                               DECEMBER 31, 1996

                                    GRADISON

This material is intended for distribution to shareholders of the Gradison Government Income Fund. it may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison Government Income Fund.

McDonald & Company Securities, Inc. -- Distributor


A Fund Investing in U.S. Government Securities

                                    GRADISON

                             GOVERNMENT INCOME FUND

LETTER TO SHAREHOLDERS

                                                            January 31, 1997

Dear Shareholder:

     The year of 1996 was a bumpy ride for investors in U.S. Government and other high-grade bonds. This was primarily the result of interest rates finishing the year higher than they began and the significant volatility (rallies and sell-offs) during the year. Fortunately, the decline was shallow enough for the received income to exceed the reduced values and, in turn, produced a positive total return for the year. More specifically, the shareholders of the Gradison Government Income Fund benefited from management's decision to overweight Government National Mortgage Association pass throughs (Ginnie Maes) as these securities had total returns of about 2.83% greater than U.S. Treasuries. This overweighting will more than likely continue as we go forward in 1997. Please see performance table on next page.

     In retrospect, 1996 did what it should have done. If you will recall in our 1995 letter, we felt that there was excessive optimism regarding lower rates for 1996. The Medicare, increased deficit, poor economy, and low-growth economy debates preceding the presidential election should have and most likely did leave investors confused. In addition, the economic indicators such as retail sales, housing, construction, etc. are all basically at very "neutral" levels and, therefore, very small deviations can cause disproportionately large fluctuations in investor perceptions. As many of you know, perception can sometimes be more important than reality.

     Since our economy is now growing at about its natural sustainable rate, I see no reason at present for the Federal Reserve Board to alter its current interest rate policy. However, should interest rates change, it will most likely be due to international political considerations.

     Once again, I want to thank you for your continued support and patronage of Gradison Government Income Fund.

Sincerely,

Gradison Government Income Fund

/s/ Michael J. Link

--------------------------
    Michael J. Link

    Executive Vice President and Portfolio Manager


                                                       1-800-869-5999 [LOGO]

          AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED DECEMBER 31, 1996

                                          SINCE INCEPTION
                                              9/16/87       5 YEARS     1 YEAR

  @ Maximum Offer Price (2% Sales Charge)      8.08%         5.53%       1.44%
  @ Net Asset Value (No Sales Charge)*         8.32%         5.97%       3.51%

-------------------------------------------------------------------------------

  *Certain qualifying group retirement Fund purchases are made without a sales charge, as are all purchases representing reinvestment of dividends. See pages 6 and 9 of the Prospectus. This performance data does not reflect the deduction of the sales charge which would reduce the performance illustrated to the figure of the line above it.

  The performance quoted above represents past performance. The investment return and value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total return includes changes in share value and reinvestment of all distributions.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

  Effective July 1993, the Securities and Exchange Commission (SEC) requires that performance information be graphed and compared with the performance of a broad based index. It should be noted that an actively managed fund has a variety of expenses that reduces its total return while an index includes no expenses.

         LEHMAN BROTHERS  LEHMAN BROTHERS  LEHMAN BROTHERS  GRADISON-MCDONALD
         AGGREGATE BOND      TREASURY           GNMA        GOVERNMENT INCOME
             INDEX            INDEX             INDEX             FUND
9/16/87     $10,000          $10,000          $10,000           $ 9,800
12/31/87     10,467           10,465           10,474            10,302
12/31/88     11,293           11,197           11,395            11,036
12/31/89     12,934           12,807           13,183            12,442
12/31/90     14,093           13,901           14,578            13,536
12/31/91     16,348           16,027           16,917            15,441
12/31/92     17,558           17,183           18,170            16,414
12/31/93     19,270           19,018           19,365            17,650
12/31/94     18,707           18,376           19,071            16,981
12/31/95     22,161           21,760           22,321            19,902
12/31/96     22,965           22,342           23,555            20,600


DISTRIBUTIONS PER SHARE

                        INVESTMENT        PAID-IN
                          INCOME          CAPITAL         TOTAL
  1996                    $0.768             -           $0.768
  1995                    $0.787          $0.035         $0.822

-------------------------------------------------------------------------------

                 See accompanying notes to financial statements.


FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

                                                                        YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------
                                                     1996         1995         1994         1993         1992

Net asset value at beginning of year ...........   $ 13.214     $ 12.018     $ 13.373     $ 13.327     $ 13.553
                                                   --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ......................       .778         .786         .755         .749         .856
    Net realized and unrealized gain (loss)
      on investments ...........................      (.340)       1.232       (1.244)        .239        (.050)
                                                   --------     --------     --------     --------     --------
  Total income (loss) from investment operations       .438        2.018        (.489)        .988         .806
                                                   --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income .......      (.768)       (.787)       (.779)       (.738)       (.859)
    Dividends in excess of net investment income       --           --          (.013)        --           --
    Distributions from realized capital gains ..       --           --          (.053)       (.204)       (.173)
    Distributions from paid-in capital .........       --          (.035)       (.021)        --           --
                                                   --------     --------     --------     --------     --------

  Total distributions to shareholders ..........      (.768)       (.822)       (.866)       (.942)      (1.032)
                                                   --------     --------     --------     --------     --------

  Net asset value at end of year ...............   $ 12.884     $ 13.214     $ 12.018     $ 13.373     $ 13.327
                                                   ========     ========     ========     ========     ========

  Total return (1) .............................       3.51%       17.20%       (3.69%)       7.52%        6.29%
                                                   ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (in millions) ......   $  162.9     $  185.4     $  184.0     $  266.0     $  210.9
  Ratio of expenses to average net assets ......        .90%         .92%         .90%         .90%         .94%
  Ratio of net investment income to
    average net assets .........................       6.06%        6.19%        6.03%        5.48%        6.39%
  Portfolio turnover rate ......................      13.33%       15.84%       20.91%      133.88%       83.36%


(1)Total return is based upon an initial investment purchased without a sales charge.

               See accompanying notes to financial statements.

PORTFOLIO OF INVESTEMENTS  DECEMBER 31,1996

     PAR                                                                 COUPON
    AMOUNT                MORTGAGE-BACKED SECURITIES - 60.75%             RATE           MATURITY            VALUE

  $10,581,043   Government National Mortgage Association                  6.50%      11/15/08-5/15/09    $  10,438,860
      724,688   Government National Mortgage Association                  6.55           11/15/13              700,456
   20,000,871   Government National Mortgage Association                  7.00        4/15/23-9/15/23       19,563,352
   21,178,452   Government National Mortgage Association                  7.50        4/15/23-3/15/24       21,185,071
   20,989,906   Government National Mortgage Association                  8.00        7/15/02-7/15/26       21,504,328
    3,768,815   Government National Mortgage Association                  8.25            6/15/35            3,874,813
    8,491,255   Government National Mortgage Association                  8.50       4/15/21-11/15/22        8,799,063
    2,620,657   Government National Mortgage Association                  8.75            4/15/22            2,738,177
    2,072,460   Government National Mortgage Association                  9.00        1/15/20-8/15/21        2,183,207
    3,286,489   Government National Mortgage Association                  9.50       10/15/02-6/15/21        3,536,946
    2,983,780   Government National Mortgage Association                 10.00        5/15/12-6/15/21        3,282,158
                                                                                                          ------------
                Total Mortgage-Backed Securities
                     (Cost $99,040,668)                                                                     97,806,431
                                                                                                          ------------


-------------------------------------------------------------------------------



                        U.S. TREASURY OBLIGATIONS - 38.16%

   10,000,000   U.S. Treasury Bond                                        5.88           11/15/05            9,643,750
   20,000,000   U.S. Treasury Note                                        6.25            2/15/03           19,981,250
   10,000,000   U.S. Treasury Note                                        6.38            1/15/00           10,096,875
   10,000,000   U.S. Treasury Bond                                        7.63            2/15/07           10,487,500
   10,000,000   U.S. Treasury Bond                                        8.75           11/15/08           11,225,000
                                                                                                          ------------
                Total U.S. Treasury Obligations
                 (Cost $62,545,313)                                                                         61,434,375
                                                                                                          ------------

-------------------------------------------------------------------------------


     FACE                                                               INTEREST
    AMOUNT                   REPURCHASE AGREEMENT - 1.09%               RATE (1)

    1,755,000   Fuji Securities, dated 12/31/96, collateral:
                U.S. Treasury Note, 8%; due 8/15/99
                with a market value of $1,787,573
                (repurchase proceeds: $1,755,629)

                (Cost $1,755,000)                                         6.54            1/2/97             1,755,000
                                                                                                          ------------

                TOTAL INVESTMENTS, at value (Note 1)
                  (Cost $163,340,981) - 100%                                                              $160,995,806
                                                                                                          ============

-------------------------------------------------------------------------------
  (1) For repurchase agreements, the rate shown reflects the actual rate of return to the Fund.


                 See accompanying notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                    December 31, 1996
Assets
     Investments in securities, at value (Note 1) (Cost $163,340,981)                                   $160,995,806
     Receivable for Fund shares sold                                                                         393,094
     Interest receivable                                                                                   1,866,683
     Prepaid expenses and other assets                                                                        12,858
                                                                                                        ------------
        Total Assets                                                                                     163,268,441

                                                                                                        ------------
Liabilities
     Payable for Fund shares redeemed                                                                        260,985
     Accrued investment advisory fee (Note 2)                                                                 67,259
     Other accrued expenses payable to adviser (Note 2)                                                       41,690
     Other accrued expenses and liabilities                                                                   24,664
                                                                                                        ------------
        Total Liabilities                                                                                    394,598
                                                                                                        ------------
Net Assets                                                                                              $162,873,843
                                                                                                        ============
  Net assets consist of:
     Aggregate paid-in capital                                                                          $171,212,390
     Distributions in excess of net investment income (Note 1)                                               (59,323)
     Accumulated net realized loss                                                                        (5,934,049)
     Net unrealized depreciation of investments                                                           (2,345,175)
                                                                                                        ------------
  Net Assets                                                                                            $162,873,843
                                                                                                        ============
  Shares of capital stock outstanding
     (no par value - unlimited number of shares authorized)                                               12,640,897
                                                                                                        ============
  Net asset value and redemption price per share (Note 1)                                                     $12.88
                                                                                                        ============
  Maximum offering price per share (Note 1)                                                                   $13.14
                                                                                                        ============

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
                                                                            YEAR ENDED
                                                                       DECEMBER 31, 1996

Interest income                                                                      $11,993,991
Expenses:
     Investment advisory fee (Note 2)                         $   866,440
     Distribution (Note 2)                                        427,632
     Personnel costs (Note 2)                                      59,036
     Data Processing fee (Note 2)                                  45,119
     Professional fees                                             34,774
     Trustees' fees (Note 2)                                       22,612
     Registration fees                                             21,072
     Custodian fees                                                19,416
     Postage and mailing                                           16,221
     Printing                                                      14,640
     ICI dues                                                       9,077
     Other                                                         15,522
                                                                ---------

          Total expenses                                                               1,551,561
                                                                                      ----------
  Net investment income                                                               10,442,430
  Net realized and unrealized gain (loss)
  on investments:
     Net realized loss on investments                            (768,575)
     Net realized gain on written call options                    232,031
     Net change in unrealized depreciation of investments      (4,448,606)
                                                               ----------
  Net realized and unrealized loss on investments                                     (4,985,150)
                                                                                      ----------
  Net increase in net assets resulting from operations                               $ 5,457,280
                                                                                     ===========

                See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        -----------------------
                                                                                      1996                  1995
From operations:
  Net investment income                                                           $  10,442,430         $  11,374,446
  Net realized loss on investments                                                     (536,544)           (3,220,413)
  Net change in unrealized appreciation/depreciation of investments                  (4,448,606)           21,179,573
                                                                                   ------------          ------------
     Net increase in net assets resulting from operations                             5,457,280            29,333,606
                                                                                   ------------          ------------
From distributions to shareholders:
  Net investment income                                                             (10,293,237)          (11,374,395)
  Paid-in capital (Note 1)                                                                    -              (495,716)
                                                                                   ------------          ------------
     Decrease in net assets from distributions to shareholders                      (10,293,237)          (11,870,111)
                                                                                   ------------          ------------
From Fund share transactions:
  Proceeds from shares sold                                                          28,763,172            32,626,195
  Net asset value of shares issued as distributions                                   8,597,718             9,872,425
  Payments for Fund shares redeemed                                                 (55,084,613)          (58,557,288)
                                                                                   ------------          ------------
     Net decrease in net assets from Fund share transactions                        (17,723,723)          (16,058,668)
                                                                                   ------------          ------------
  Total (decrease) increase in net assets                                           (22,559,680)            1,404,827
Net assets:


  Beginning of year                                                                 185,433,523           184,028,696
                                                                                   ------------          ------------
  End of year (including distributions in excess of net investment
     income of  $59,323 and $208,516, respectively) (Note 1)                       $162,873,843          $185,433,523
                                                                                   ============          ============
Number of Fund shares:
  Sold                                                                                2,230,737             2,562,741
  Issued as distributions to shareholders                                               670,451               774,962
  Redeemed                                                                           (4,293,141)           (4,618,139)
                                                                                   ------------          ------------
     Net decrease in shares outstanding                                              (1,391,953)           (1,280,436)
  Outstanding at beginning of year                                                   14,032,850            15,313,286
                                                                                   ------------          ------------
  Outstanding at end of year                                                         12,640,897            14,032,850
                                                                                   ============          ============



See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  DECEMBER 31, 1996

Note 1 - Significant Accounting Policies

===============================================================================

  Gradison Custodian Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was created under Ohio law by a Declaration of Trust dated June 3, 1987; it commenced investment operations and the public offering of its shares on September 16, 1987. There is currently one series, the Gradison Government Income Fund (The "Fund"). The Fund's investment objective is to seek high current income through investment in U.S. Government obligations and obligations of agencies or instrumentalities of the U.S. Government.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION - Portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Debt securities maturing within 60 days are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined by management using procedures approved by the Board of Trustees.

  Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Portfolio of Investments for the face amount of repurchase agreements and repurchase proceeds as of December 31, 1996.

  OPTION ACCOUNTING PRINCIPLES - When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option. The current market value of a traded option is the last ask price on the principal exchange on which such option is traded. If the option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss without regard to any unrealized gain or loss on the underlying security and liability related to such option will be extinguished.

  The risk in writing a call option on a security which the Fund owns is that the Fund limits the profit potential from an increase in the market price of the security. The Fund may also be subject to the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also writes over-the-counter options where the Fund's ability to successfully extinguish its obligation is dependent upon the credit standing of the other party.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996


  SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS - When the Fund purchases securities on a when-issued or delayed delivery basis, the transaction may be entered into a month or more before delivery and payment are made. Such securities are subject to market fluctuation during this period. In the event that the seller fails to deliver the securities, the Fund could experience a loss to the extent of any appreciation, or a gain to the extent of any depreciation, in the price of the securities.

  The Fund will maintain, in a segregated account with its custodian, cash or U.S. Government securities having an aggregate value at least equal to the amount of such purchase commitments. At December 31, 1996, the Fund had not committed to the purchase of any when-issued of delayed delivery securities.

  TAXES - It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

  In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

  The tax basis of investments is substantially equal to the cost as shown on the Statement of Assets and Liabilities.

  For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at December 31, 1996 was $1,380,038 and $3,725,213, respectively.

  As of December 31, 1996, the Fund had a capital loss carryforward for Federal income tax purposes of approximately $5,890,000 which may be utilized to offset future net realized capital gains through December 31, 2004 prior to distributing such gains to shareholders.

  FUND SHARE VALUATION - The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus 2.04% of net asset value (or 2% of the offering price). The offering price per share is reduced on sales of $100,000 or more. The redemption price per share is equal to the net asset value per share.

  DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income are declared daily and paid monthly. Distributions of net realized short-term capital gains, if any, are declared and paid monthly on all shares of record on established record dates. Net realized long-term capital gains, if any, are distributed at least annually.

Note 2 - TRANSACTIONS WITH AFFILIATES

  The Fund's investments are managed, subject to the general supervision and control of the Fund's Board of Trustees, by the Gradison Division of McDonald & Company Securities, Inc. (Gradison), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Fund pays Gradison a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .50%.

  Under the terms of the Agreement, the Fund reimburses Gradison for the cost of furnishing personnel to perform shareholder and certain other services for the Fund. The Agreement also provides that Gradison bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996


  addition, Gradison bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Fund's trustees who are affiliated with Gradison. All expenses not specifically assumed by Gradison are borne by the Fund.

  Under the terms of a Data Processing Agreement between the Trust and Gradison, the Fund pays Gradison a monthly fee at an annual rate of $8.25 per shareholder non-zero balance account for data processing services provided to the Fund.

  In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays Gradison a distribution service fee at an annual rate of .25% of average daily net assets.

  During the year ended December 31, 1996, Gradison received sales charges aggregating $110,078 on sales of shares of the Fund.

  The officers of the Trust are also officers of McDonald & Company Securities, Inc.

  Each trustee of the Trust who is not affiliated with Gradison receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $3,500 payable in quarterly installments for service during each fiscal quarter and (b) $500 for each Board of Trustees or committee meeting attended.

Note 3 - Summary of Securities Transactions

===============================================================================


  For the year ended December 31, 1996, purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $23,844,705 and $22,415,852, respectively. Transactions in written options on U.S. Treasury Notes and Bonds were as follows:

                                         NO. OF CONTRACTS         PREMIUM

  Outstanding at December 31, 1995                   0        $           0
  Written                                        4,500              302,344
  Closed                                        (1,500)            (113,281)
  Exercised                                     (1,000)             (65,625)
  Expired                                       (2,000)            (123,438)
                                               -------             --------
  Outstanding at December 31, 1996                   0        $           0
                                               =======             ========

                    [LOGO - LETTERHEAD - ARTHUR ANDERSEN]



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

   To the Shareholders and Board of Trustees of the Gradison Government Income Fund of the Gradison Custodian Trust:

   We have audited the accompanying statement of assets and liabilities of the Gradison Government Income Fund of the Gradison Custodian Trust (an Ohio business trust), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for the five years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison Government Income Fund of the Gradison Custodian Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the five years then ended, in conformity with generally accepted accounting principles.


   Cincinnati, Ohio,
   January 31, 1997

                                                        /s/ Arthur Anderson LLP


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